Lease Agreement

TO OUR VALUED CUSTOMER: This Lease Agreement ("Agreement") has been written in "Plain English": When we use the words *you* and *your* in this Agreement, we mean *you, our customer, the lessee;* which is the **Customer** indicated below. When we use the words *we, us,* and *our* in this Agreement, we mean the ***Lessor, Baytree National Bank & Trust Company***. Our address is ***664 N. Western Avenue, Lake Forest, IL 60045***. Our phone number is ***1-866-212-7100***.

CUSTOMER INFORMATION

Epazz, Inc.	(312) 955-0512	28518	026521
Customer Name	Phone Number	Agreement Number	Customer Number
309 W. Washington Street, Suite 1225, Chicago , IL 60606		Shaun Passley	
Billing Street Address / City / County / State / Zip		Key Customer Contact	
309 W. Washington Street, Suite 1225, Chicago, IL 60606	36-4313571	(312) 955-0512	
Equipment Location (if different than Billing Address)	Tax ID Number	Key Customer Contact Phone Number	

SUPPLIER INFO.

Igenti, Inc.
12200 W. Colonial Drive, Ste. 302
Winter Garden FL 34787

EQUIPMENT INFORMATION

Quan	Make/Model/Serial Number
	1 Data Management Software - Electronic Records Module / 1 Data Management Software - Billing Module / 1 Data Management Software - EDI Module 1 Data Management Software - Patient Portal Module / 1 Data Management Software - Electronic Records Module / 1 Data Management Software - Installation & Support Services

END OF TERM PUR. OPTION

(Check one applicable box. If no box is checked or if more than one box is checked, the Fair Market Value Purchase Option will apply).

Purchase Option:

- ☐ Fair Market Value of the Equipment PLUS APPLICABLE TAXES
- ☐ Fair Market Value or 0% of the Cash Price PLUS APPLICABLE TAXES

INS. & TAXES

You are required to provide and maintain insurance related to the Equipment, and to pay any property, use and other taxes related to this Agreement or the Equipment. (See Sections 4 and 6 on the back of this Agreement) If you are tax-exempt, you agree to furnish us with satisfactory evidence of your exemption.

PAYMENT INFORMATION

Original Term 36 Months	Rental Payment $1,673.50 PLUS APPLICABLE TAXES

Additional Provisions:

END OF TERM PURCHASE OPTION:$1.00

INITIAL PAYMENT

You agree to pay at the time you sign this Agreement:

A) Advance Rental Payment: 1Month(s) (Exclusive of applicable taxes)	-	$1,673.50
B) One-time Documentation Fee	-	$95.00
C) Total of A and B	-	$1,768.50

If more than one Rental Payment is required in advance, the additional amount will be applied at the end of the original or any renewal term.

TERMS AND CONDITIONS

BY SIGNING THIS AGREEMENT: (I) YOU ACKNOWLEDGE YOU HAVE READ AND UNDERSTAND THE TERMS AND CONDITIONS ON THE FRONT AND BACK OF THIS AGREEMENT (II) YOU AGREE YOU CANNOT TERMINATE OR CANCEL THIS AGREEMENT, YOU HAVE AN UNCONDITIONAL OBLIGATION TO MAKE ALL PAYMENTS DUE UNDER THIS AGREEMENT, AND YOU CANNOT WITHHOLD, SET OFF OR REDUCE SUCH PAYMENTS FOR ANY REASON (III) YOU WILL USE THE EQUIPMENT ONLY FOR BUSINESS PURPOSES (IV) YOU WARRANT THE PERSON SIGNING THIS AGREEMENT FOR YOU HAS THE AUTHORITY TO DO SO AND TO GRANT THE POWER OF ATTORNEY SET FORTH IN SECTION 7 OF THIS AGREEMENT (V) YOU CONFIRM YOU DECIDED TO ENTER INTO THIS AGREEMENT RATHER THAN PURCHASE THE EQUIPMENT FOR ITS CASH PRICE AND (VI) YOU AGREE ANY CLAIM RELATED TO THIS AGREEMENT WILL BE GOVERNED BY ILLINOIS LAW AND MUST BE ADJUDICATED IN A STATE OR FEDERAL COURT FOR OR IN LAKE COUNTY, ILLINOIS. YOU HEREBY CONSENT TO PERSONAL JURISDICTION AND VENUE IN SUCH COURT AND WAIVE ANY RIGHT TO TRANSFER VENUE. YOU WAIVE ANY RIGHT TO A TRIAL BY JURY. You agree a photocopy or facsimile transmitted copy of this Agreement, with photocopied or facsimile transmitted signatures thereon, shall be deemed an original.

LESSOR ACCEPTANCE

Baytree National Bank & Trust Company
Lessor

[signature] 3/7/13
Authorized Signature — Date Accepted

Susan Herndon, V.P. — PEWAS332030111
Print Name & Title

CUSTOMER SIGNATURE

Epazz, Inc.
Customer

X [signature]
Authorized Signature

Shaun Passley President
Print Name & Title — Date

PERSONAL GUARANTY

In consideration of Baytree National Bank & Trust Company ("Baytree") entering into the Lease Agreement identified above ("Agreement") between Baytree and the Customer identified above ("Customer"), the undersigned (individually and collectively referred to herein as "Guarantor") unconditionally and irrevocably guarantees to Baytree its successors and assigns, the prompt payment and performance of all obligations of Customer under the Agreement. Guarantor agrees this is a guaranty of payment and not of collection, and Baytree can proceed directly against Guarantor without first proceeding against Customer or against the collateral covered by the Agreement. Guarantor agrees this guaranty of payment shall be construed as a continuing, absolute and unconditional guaranty of payment irrespective of the validity or enforceability of the Agreement under applicable law. Guarantor waives all defenses and notices, including those of protest, presentment and demand. Guarantor consents to and will be bound by any renewal, extension or other modification of the Agreement. If Customer defaults under the Agreement Guarantor will immediately perform all obligations of Customer under the Agreement including, but not limited to, paying all amounts due under the Agreement. Guarantor will pay to Baytree all expenses, including attorneys' fees, incurred by Baytree in enforcing its rights against Guarantor or Customer. This continuing guaranty will not be discharged or affected by Guarantor's death and will bind Guarantor's heirs and personal representatives. Each Guarantor (if more than one) agrees its liability is joint and several. Guarantor agrees and consents that Guarantor may be served for any action or proceeding by registered or certified mail. Guarantor authorizes Baytree, from time to time, to obtain credit bureau reports regarding Guarantor's personal credit, and make any other credit inquires it deems necessary. Guarantor agrees a photocopy or facsimile transmitted copy of this Personal Guaranty, with photocopied or facsimile transmitted signatures thereon, shall be deemed an original. **ANY CLAIM RELATED TO THIS PERSONAL GUARANTY WILL BE GOVERNED BY ILLINOIS LAW AND MUST BE ADJUDICATED IN A STATE OR FEDERAL COURT FOR OR IN LAKE COUNTY, ILLINOIS. GUARANTOR HEREBY CONSENTS TO PERSONAL JURISDICTION AND VENUE IN SUCH COURT AND WAIVES ANY RIGHT TO TRANSFER VENUE. GUARANTOR WAIVES ANY RIGHT TO A TRIAL BY JURY.**

X [signature]	X
Personal Guarantor (no title)	Personal Guarantor (no title)
Shaun Passley — 3/4/2013	
Print Name — Date	Print Name — Date
X	X
Personal Guarantor (no title)	Personal Guarantor (no title)
Print Name — Date	Print Name — Date